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             CUMULATIVE SUPPLEMENT DATED MAY 17, 1999 TO PROSPECTUS
                              DATED MARCH 1, 1999

                               FIRST EAGLE FUNDS

PURCHASING LEVEL-LOAD CLASS C SHARES -- PAGE 17.

Investors purchasing Class C shares in connection with participant directed retirement plans, such as 401(k) plans, will not be subject to a 1.25% contingent deferred sales charge. Distributors of shares of the Funds are normally paid an initial 1% fee on the sale of Class C shares. Distributors of Class C shares that are not subject to a 1.25% contingent deferred sales charge will be paid the distribution fee and the service fee on a quarterly basis.

PURCHASING FRONT-END LOAD CLASS A SHARES -- PAGE 18.

The Distributor may waive the front-end sales charge for investors who are purchasing Class A shares with the proceeds from a redemption of another 'load' mutual fund made within 60 days of the purchase. The investor or the investor's broker or financial institution placing the trade must notify the Distributor at the time the order to purchase Class A shares is made and must provide a copy of the investor's account statement showing the redemption.

THE FUND'S PERFORMANCE -- PAGE 4.

The best quarter's performance for First Eagle Fund of America was the Fourth Quarter of 1998 rather than the First Quarter of 1998 when its performance was 16.82%.